Exhibit 10.25



Number                                                                    Shares

                                    SPECTRUM
                             Organic Products, Inc.
             Incorporated Under the Laws of the State of California

                                                               See Reverse For
                                                             Certain Definitions

                                                             CUSIP  84762W  10 1

This Certifies That

is the owner of

          Fully Paid and Non-Assessable Common Stock, No Par Value, of

                        Spectrum Organic Products, Inc.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the articles of Incorporation, to all of which the holder by acceptance hereby assents.

In Witness Whereof, the said Company has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Company to be duly affixed hereto.


/s/                          (Seal Graphic Omitted)    /s/
   -----------------------                                ----------------------
      SECRETARY                                                 PRESIDENT



COUNTERSIGNED:

CORPORATE STOCK TRANSFER, INC.
1200 Cherry Creek Drive South, Suite 430,
Denver, CO 80209

By:  --------------------------------------
          Transfer Agent and Registrar
              Authorized Officer

Back of Certificate


                        Spectrum Organic Products, Inc.
                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required


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     The following  abbrevaiations,  when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -  as tenants in common    UNIF GIFT MIN ACT -     Custodian for
                                                         (Cust.)         (Minor)

TEN ENT    - as tenants by the entireties       under Uniform Gifts to Minors

JT TEN     - as joint tenants with right of     Act of
             survivorship and not as tenants           -------------------------
             in common                                        (State)

    Additional abbreviations may also be used though not in the above list.


     For value received ___________________________ hereby, sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                        INDENTIFYING NUMBER OF ASSIGNEE

                     ---------------------------------------
               Please print or type name and address of assignee

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--------------------------------------------------------------------------Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney  to  transfer  the  said  stock  on  the  books  of  the   within-named
Corporation, with full power of substitution in the premises.

Dated
      --------------------------

SIGNATURE:                         X
                                     -------------------------------------------


                                   X
                                     -------------------------------------------


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockholders, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.